Exhibit 10.18

EXECUTION COPY

COLLATERAL TRUST AGREEMENT

Dated as of June 16, 2010

among

SPECTRUM BRANDS, INC.,

SB/RH HOLDINGS, LLC,

THE OTHER GRANTORS PARTY HERETO,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as administrative agent under the Term Loan Credit Agreement

US BANK, NATIONAL ASSOCIATION,

as trustee under the Senior Secured Note Indenture,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Collateral Trustee

EXHIBIT A-   Form of Supplement to Collateral Trust Agreement

EXHIBIT B-   Form of Collateral Trust Joinder

i

This COLLATERAL TRUST AGREEMENT, dated as of June 16, 2010, by and among SPECTRUM BRANDS, INC., a Delaware corporation (the “Company”), SB/RH HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), the subsidiaries of the Company listed on the signature pages hereof and the Additional Grantors described herein (the Company, Holdings, the subsidiaries so listed and the Additional Grantors being, collectively, the “Grantors”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent under the Term Loan Credit Agreement described herein (in such capacity, together with its successors and assigns from time to time, the “Term Loan Agent”), US BANK, NATIONAL ASSOCIATION, as trustee under the Senior Secured Note Indenture described herein (in such capacity, together with its successors and assigns from time to time, the “Senior Indenture Trustee”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors and assigns from time to time, the “Collateral Trustee”) for the Secured Parties, and each Additional Authorized Representative party hereto from time to time. Capitalized terms not otherwise defined shall have the meanings set forth in Section 1 below.

WHEREAS, the Company has entered into the Term Loan Credit Agreement described in Section 1 hereof, pursuant to which the Company will borrow funds for the purposes set forth therein;

WHEREAS, the Company has entered into the Senior Secured Note Indenture described in Section 1 hereof, pursuant to which the Company will issue its 9.50% Senior Secured Notes due 2018 (the “Senior Secured Notes”);

WHEREAS, Holdings has guaranteed the foregoing obligations of the Company pursuant to the Holdings Term Loan Guaranty and the Holdings Senior Secured Note Guaranty, respectively, and has secured its guarantees thereof by granting Transaction Liens on its assets to the Collateral Trustee as provided in the Security Documents;

WHEREAS, the Company has caused each of its Domestic Subsidiaries to guarantee the foregoing obligations of the Company pursuant to the Subsidiary Term Loan Guaranties and the Subsidiary Senior Secured Note Guaranties, respectively (subsidiaries that are party to such guaranties are collectively, the “Subsidiary Guarantors” and, together with Holdings, the “Guarantors”), and has caused each such Domestic Subsidiary to secure its guarantees thereof by granting Transaction Liens on its assets to the Collateral Trustee as provided in the Security Documents;

WHEREAS, the Company and the Guarantors may, from time to time, incur and guarantee additional indebtedness permitted to be secured on an equal and ratable basis with the obligations under the Term Loan Documents and the Senior Secured Note Documents, which indebtedness the Company shall designate as having a security interest in the Collateral and shall be incurred under an Additional Secured Debt Facility, in each case in accordance with this Agreement, the ABL Intercreditor Agreement and the other Secured Debt Documents;

WHEREAS, the Transaction Liens securing the obligations of the applicable Grantors in respect of any Additional Secured Debt Facility shall be granted pursuant to the Security Documents;

WHEREAS, the Collateral Trustee has agreed to act on behalf of all Secured Parties with respect to the Collateral; and

WHEREAS, the Term Lenders are not willing to make loans under the Term Loan Credit Agreement and the Senior Noteholders are not willing to purchase the Senior Secured Notes, unless the Company, the Guarantors, the Term Loan Agent, the Senior Indenture Trustee and the Collateral Trustee enter into this Agreement and the other Security Documents in order to secure the payment and performance of the Secured Obligations;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions.

(a) Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

“ABL Agent” shall have the meaning assigned to such term in the ABL Intercreditor Agreement.

“ABL Documents” shall have the meaning assigned to such term in the ABL Intercreditor Agreement.

“ABL Intercreditor Agreement” shall mean the Intercreditor Agreement dated as of June 16, 2010 among Bank of America, N.A., as ABL Agent, the Collateral Trustee, the Company, Holdings and the subsidiaries of the Company party thereto, as amended, restated, supplemented or otherwise modified from time to time.

“ABL Obligations” shall have the meaning assigned to such term in the ABL Intercreditor Agreement.

“Actionable Default” shall have the meaning assigned to such term in the Security Agreement.

“Additional Authorized Representative” shall mean (a) any agent or trustee for, or other representative of, the lenders or holders of obligations, as applicable, under an Additional Secured Debt Facility, together with its successors and permitted assigns, or (b) an Additional Secured Party, solely to the extent that such Additional Secured Party (i) is the sole lender or other holder of obligations under a particular Additional Secured Debt Facility and (ii) is not represented by an agent, trustee or other representative.

“Additional Grantor” shall have the meaning assigned to such term in Section 5(g).

“Additional Secured Debt Documents” shall mean, collectively, with respect to any Additional Secured Debt Facility, the agreements, documents and instruments providing for or evidencing any related Additional Secured Obligations, including the definitive documentation in respect of such Additional Secured Debt Facility, the Security Documents and any intercreditor or joinder agreement among any Additional Secured Parties with respect to such Additional Secured Debt Facility (or binding upon through one or more of their representatives), to the extent such are effective at the relevant time, as each may be amended, restated, modified or Refinanced from time to time in accordance with this Agreement.

“Additional Secured Debt Facility” shall mean any credit facility, indenture or similar debt facility entered into by the Company after the date hereof, if any, pursuant to which the Company or any of its Subsidiaries will incur Additional Secured Obligations (and which has been designated as an Additional Secured Debt Facility in accordance with Section 2(b)).

“Additional Secured Obligations” shall have the meaning assigned to such term in the Security Agreement.

“Additional Secured Parties” shall mean, at any time, subject to Section 2(b), the holders of any Additional Secured Obligations at such time, including each applicable Additional Authorized Representative.

“Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. For purposes of this definition, “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term “Controlled” shall have a correlative meaning.

“Agreement” shall mean this Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and the ABL Intercreditor Agreement.

“Applicable Authorized Representative” shall mean, with respect to the Collateral, (a) until the earliest of (i) the Discharge of Term Loan Obligations, (ii) the occurrence of the Non-Controlling Authorized Representative Enforcement Date and (iii) the date that the outstanding Term Loan Obligations are less than $25,000,000 (such earliest date, the “Transition Date”), the Term Loan Agent and (b) from and after the Transition Date, the Major Non-Controlling Authorized Representative.

“Authorized Representatives” shall mean the Term Loan Agent, the Senior Indenture Trustee and each Additional Authorized Representative.

“Bankruptcy Code” shall mean the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time, and any successor statute.

“Bankruptcy Proceeding” shall mean that the Company or any Grantor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or there shall be an assignment for the benefit of creditors relating to the Company or any Grantor whether or not voluntary; or any case shall be commenced by or against the Company or any Grantor under the Bankruptcy Code or any similar federal or state law for the relief of debtors, whether or not voluntary; or any proceeding shall be instituted by or against the Company or any Grantor seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, dissolution, marshaling of assets or liabilities, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency, or seeking the entry of an order for relief or the appointment of a receiver, trustee, administrator or other similar official for it or for any substantial part of its property and assets, whether or not voluntary; or any event or action analogous to or having a substantially similar effect to any of the events or actions set forth above in this definition (other than a solvent reorganization) shall occur under the law of any jurisdiction applicable to the Company or any Grantor; or the Company or any Grantor shall take any corporate, partnership, limited liability company or other similar action to authorize any of the actions set forth above in this definition.

“Business Day” shall mean any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law to close.

“Cash Collateral Account” shall have the meaning assigned to such term in the Security Agreement.

“Class”, when used in reference to (a) any Secured Obligations, refers to whether such Secured Obligations are the Term Loan Obligations, the Senior Secured Note Obligations or the Additional Secured Obligations of any Series, (b) any Authorized Representative, refers to whether such Authorized Representative is the Term Loan Agent, the Senior Indenture Trustee or the Additional Authorized Representative with respect to the Additional Secured Obligations of any Series, (c) any Secured Parties, refers to whether such Secured Parties are the Term Loan Secured Parties, the Senior Secured Note Secured Parties or the holders of the Additional Secured Obligations of any Series and (d) any Secured Debt Documents, refers to whether such Secured Debt Documents are the Term Loan Documents, the Senior Secured Note Documents or the Additional Secured Debt Documents with respect to Additional Secured Obligations of any Series.

“Collateral” shall mean all property of the Company and the Guarantors, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Collateral Trustee pursuant to the Security Documents to secure any Secured Obligations. For the avoidance of doubt, so long as the ABL Intercreditor Agreement is in effect, the term “Collateral” shall be deemed to have the same meaning as the term “Common Collateral”.

“Collateral Trustee” shall have the meaning assigned to such term in the introductory statement.

“Collateral Trustee’s Fees” shall mean all fees, costs and expenses of the Collateral Trustee (or any co-trustee or agent thereof) of the type described in Sections 5(c), 5(d), 5(e) and 5(f) of this Agreement.

“Collateral Trust Joinder” shall mean a joinder agreement substantially in the form of Exhibit B.

“Common Collateral” shall have the meaning assigned to such term in the ABL Intercreditor Agreement.

“Company” shall have the meaning assigned to such term in the introductory statement.

“Contingent Secured Obligation” shall mean, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including any Secured Obligation that is any contingent indemnification, expense reimbursement or other obligation (including any guarantee) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made.

“Controlling Secured Parties” shall mean, at any time with respect to any Collateral, the Secured Parties of the same Class as the Authorized Representative that is the Applicable Authorized Representative with respect to such Collateral at such time.

“Discharge of Term Loan Obligations” shall mean (i) payment in full of the principal of, and interest (including any Post-Petition Interest) and premium (if any) on, all Indebtedness outstanding under the Term Loan Documents and (ii) payment in full in cash of all other Term Loan Obligations that then are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any Contingent Secured Obligations); provided that the Discharge of the Term Loan Obligations shall not be deemed to have occurred in connection with a Refinancing of the Term Loan Obligations with a credit agreement, secured by the Collateral under Security Documents that has been designated in writing by the Company to the Collateral Trustee and each Authorized Representative as the “Term Loan Credit Agreement” for purposes of this Agreement.

“Distribution Dates” shall mean the dates fixed by the Collateral Trustee (the first of which shall occur within 60 days after receipt of a Notice of Actionable Default that has not theretofore been withdrawn and the balance of which shall be monthly thereafter) for the distribution of all moneys held by the Collateral Trustee in the Trust Account.

“Domestic Subsidiary” shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“Governmental Authority” shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

“Grantors” shall have the meaning assigned to such term in the introductory statement.

“Guarantors” shall have the meaning assigned to such term in the recitals.

“Holdings Secured Debt Guaranties” shall mean the Holdings Term Loan Guaranties, the Holdings Senior Secured Note Guaranties and any guaranty by Holdings in favor of any Additional Secured Party.

“Holdings Senior Secured Note Guaranty” shall mean the guaranty made by Holdings in favor of the Senior Secured Note Secured Parties.

“Holdings Term Loan Guaranty” shall mean the guaranty made by Holdings in favor of the Term Loan Secured Parties.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Major Non-Controlling Authorized Representative” shall mean, with respect to any Collateral, the Authorized Representative of the Class of the Secured Obligations (other than the Secured Obligations of the Controlling Secured Parties) secured by Transaction Liens on such Collateral, the aggregate amount of which exceeds the aggregate amount of Secured Obligations of any other Class (other than the Secured Obligations of the Controlling Secured Parties) secured by Transaction Liens on such Collateral, provided that for purposes of clause (b) of the definition of Applicable Authorized Representative, “Major Non-Controlling Authorized Representative” shall mean, with respect to any Collateral, the Authorized Representative of the Class of the Secured Obligations secured by Transaction Liens on such Collateral, the aggregate amount of which exceeds the aggregate amount of Secured Obligations of any other Class secured by Transaction Liens on such Collateral.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Non-Contingent Secured Obligation” shall mean at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

“Non-Controlling Authorized Representative” shall mean, at any time with respect to any Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Collateral.

“Non-Controlling Authorized Representative Enforcement Date” shall mean, with respect to any Non-Controlling Authorized Representative in respect of the Collateral, the date that is 180 days (throughout which 180-day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative with respect to the Collateral and not the Applicable Authorized Representative) after the occurrence of both (a) an Event of Default (under and as defined in the Senior Secured Note Documents or the Additional Secured Debt Documents, in each case, under which such Non-Controlling Authorized Representative is the Authorized Representative) and (b) the Collateral Trustee’s and each other Authorized Representative’s receipt of written notice from (i) such Non-Controlling Authorized Representative certifying that such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative with respect to the Collateral and that an Event of Default (under and as defined in the Senior Secured Note Documents or the Additional Secured Debt Documents, in each case, under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (ii) the Secured Obligations with respect to which such Non-Controlling

Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Senior Secured Note Documents and/or Additional Documents; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur (and shall be deemed not to have occurred for all purposes hereof) with respect to the Collateral (A) at any time the Collateral Trustee has commenced and is diligently pursuing any enforcement action with respect to the Collateral (or the Term Loan Agent shall have instructed the Collateral Trustee to do the same) or (B) at any time the Grantor that has granted a security interest in such Collateral is then a debtor under or with respect to (or otherwise subject to) any Bankruptcy Proceeding.

“Non-Controlling Secured Parties” shall mean, at any time with respect to any Collateral, the Secured Parties that are not Controlling Secured Parties at such time with respect to such Collateral.

“Notice of Actionable Default” shall mean a direction in writing delivered to the Collateral Trustee by or with the written consent of the Applicable Authorized Representative notifying the Collateral Trustee of an Actionable Default under the applicable Secured Debt Documents.

“Officer’s Certificate” shall mean a certificate of the Company with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of the Company by the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, including:

(a) a statement that the Person making such certificate has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based;

(c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

(d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

“Permitted Investments” shall mean:

(i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of issuance thereof;

(ii) investments in commercial paper maturing within 270 days from the date of issuance thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(iii) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Collateral Trustee or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000 and that issues (or the parent of which issues) commercial paper rated at least “Prime 1” (or the then equivalent grade) by Moody’s or “A 1” (or the then equivalent grade) by S&P;

(iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria of clause (iii) above; or

(v) investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (i) through (iv) above.

“Person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

“Post-Petition Interest” shall mean any interest and fees that accrue after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any one or more of the Grantors (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.

“Proceeds” shall have the meaning assigned to such term in the Security Agreement.

“Refinance” shall mean, in respect of any indebtedness or other obligation, to refinance, extend, renew, defease, amend and restate, restructure, replace, refund or repay, or to issue other indebtedness or other obligation in exchange or replacement for, such indebtedness or other obligation in whole or in part. “Refinancing” shall have a correlative meaning.

“Release Conditions” shall mean the following conditions for terminating all the Transaction Liens:

(i) all Non-Contingent Secured Obligations shall have been paid in full in cash or, in respect of any Class of Secured Obligations not so paid, the applicable Secured Debt Documents authorize such release or the holders thereof have consented thereto; and

(ii) no Contingent Secured Obligation (other than contingent indemnification and expense reimbursement obligations as to which no claim shall have been asserted) shall remain outstanding.

“Required Controlling Secured Parties” shall mean, at any time with respect to any Collateral, the Controlling Secured Parties owed or holding more than 50% of the aggregate principal amount of indebtedness constituting Secured Obligations of all Controlling Secured Parties, at such time or such other requisite percentage or number of holders of such Secured Obligations as set forth in the applicable Secured Debt Agreement.

“Required Secured Parties” shall mean, at any time with respect to any Collateral, the Secured Parties of any Class owed or holding more than 50% of the aggregate principal amount of indebtedness constituting Secured Obligations of all Secured Parties of such Class at such time or such other requisite percentage or number of holders of such Secured Obligations as set forth in the applicable Secured Debt Agreement.

“Responsible Officer” of any Person shall mean the chief financial officer, principal accounting officer, treasurer or controller or any other executive officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement or any of the Secured Debt Documents.

“S&P” shall mean Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Secured Debt Agreement” shall mean (i) the Term Loan Credit Agreement, (ii) the Senior Secured Note Indenture and (iii) each Additional Secured Debt Facility.

“Secured Debt Documents” shall mean, collectively, the Term Loan Documents, the Senior Secured Note Documents and the Additional Secured Debt Documents.

“Secured Debt Guaranties” shall mean the Holdings Secured Debt Guaranties and the Subsidiary Secured Debt Guaranties.

“Secured Obligations” shall have the meaning assigned to such term in the Security Agreement.

“Secured Parties” shall mean, collectively, the Term Loan Secured Parties, the Senior Secured Note Secured Parties and any Additional Secured Parties.

“Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interests or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences or indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Security Agreement” shall mean the Security Agreement, dated as of June 16, 2010, among the Company, the other Grantors and the Collateral Trustee, as the same may be amended, supplemented, modified or Refinanced from time to time in accordance with this Agreement and the ABL Intercreditor Agreement.

“Security Documents” shall mean, collectively, the Security Agreement, each Collateral Trust Joinder and each other Security Document (as defined in the Security Agreement).

“Senior Indenture Trustee” shall have the meaning assigned to such term in the recitals of the parties to this Agreement.

“Senior Noteholders” shall mean the holders from time to time of the Senior Secured Notes.

“Senior Secured Note Documents” shall mean, collectively, the Senior Secured Note Indenture, the Senior Secured Notes, the Holdings Senior Secured Note Guaranty, the Subsidiary Senior Secured Note Guaranties, the Security Documents and each of the other agreements, documents and instruments providing for or evidencing any Senior Secured Note Obligation, any other document or instrument executed or delivered at any time in connection with any Senior Secured Note Obligation, including pursuant to the Security Documents, and any intercreditor or joinder agreement among holders of Senior Secured Note Obligations (or binding upon one or more of them through their representatives), to the extent such are effective at the relevant time, as each may be amended, supplemented, modified or Refinanced from time to time in accordance with this Agreement and the ABL Intercreditor Agreement.

“Senior Secured Note Indenture” shall mean that certain Indenture dated as of June 16, 2010, among the Company, the guarantors party thereto and US Bank, National Association, as trustee, as the same may be amended, supplemented, modified or Refinanced from time to time in accordance with this Agreement and the ABL Intercreditor Agreement.

“Senior Secured Note Obligations” shall have the meaning assigned to such term in the Security Agreement.

“Senior Secured Note Secured Parties” shall mean the holders from time to time of the Senior Secured Note Obligations, including the Senior Indenture Trustee.

“Senior Secured Notes” shall have the meaning assigned to such term in the recitals.

“Series”, when used in reference to Additional Secured Obligations, refers to such Additional Secured Obligations as shall have been issued or incurred pursuant to the same indenture, credit agreement or similar agreement and with respect to which the same Person acts as the Additional Authorized Representative.

“Subsidiary” shall mean any subsidiary of the Company.

“Subsidiary Guarantor” shall have the meaning assigned to such term in the recitals.

“Subsidiary Secured Debt Guaranties” shall mean the Subsidiary Term Loan Guaranties, the Subsidiary Senior Secured Note Guaranties and any guaranty by any Subsidiary Guarantor in favor of any Additional Secured Party.

“Subsidiary Senior Secured Note Guaranties” shall mean the guaranties made by the Subsidiary Guarantors in favor of the Senior Secured Note Secured Parties.

“Subsidiary Term Loan Guaranties” shall mean the guaranties made by the Subsidiary Guarantors in favor of the Term Loan Secured Parties.

“Term Lender” shall have the meaning assigned to the term “Lender” in the Term Loan Credit Agreement.

“Term Loan Agent” shall have the meaning assigned to such term in the introductory statement.

“Term Loan Credit Agreement” shall mean that certain Credit Agreement dated as of June 16, 2010, among the Company, Holdings, the lenders party thereto and, Credit Suisse AG, Cayman Islands Branch, as administrative agent for the lenders, as the same may be amended, supplemented, modified or Refinanced from time to time in accordance with this Agreement and the ABL Intercreditor Agreement. For the avoidance of doubt, the credit agreement that is designated by the Company as the “Term Loan Agreement” in connection with a Refinancing of the Term Loan Obligations as described in the definition of “Discharge of Term Loan Obligations” shall be the Term Loan Credit Agreement for all purposes of this Agreement.

“Term Loan Documents” shall mean, collectively, the Term Loan Credit Agreement, the Holdings Term Loan Guaranty, the Subsidiary Term Loan Guaranties, the Security Documents and each of the other agreements, documents and instruments providing for or evidencing any Term Loan Obligation, any other document or instrument executed or delivered at any time in connection with any Term Loan Obligation, including pursuant to the Security Documents, and any intercreditor or joinder agreement among holders of Term Loan Obligations (or binding upon one or more of them through their representatives), to the extent such are effective at the relevant time, as each may be amended, supplemented, modified or Refinanced from time to time in accordance with this Agreement and the ABL Intercreditor Agreement.

“Term Loan Obligations” have the meaning assigned to such term in the Security Agreement.

“Term Loan Secured Parties” shall mean the holders from time to time of the Term Loan Obligations, including the Term Loan Agent.

“Term Loans” shall have the meaning assigned to such term in the Term Loan Credit Agreement.

“Transaction Liens” shall mean the Liens granted by the Grantors to the Collateral Trustee under the Security Documents.

“Trust Account” shall have the meaning assigned to such term in Section 4.

“Trust Estate” shall have the meaning assigned to such term in Section 2(a).

(b) Terms Generally. The definitions in Section 1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references herein to Sections, Exhibits and Schedules shall be deemed references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. All references herein to any Person shall be construed to include such Person’s successors and permitted assigns.

SECTION 2. The Trust Estate.

(a) Declaration of Trust.

(i) To secure the payment and performance of the Secured Obligations, each of the Grantors has granted to the Collateral Trustee, pursuant to the Security Agreement, and the Collateral Trustee has accepted and agreed to hold, in trust thereunder and under this Agreement for the benefit of all present and future Secured Parties, all of such Grantor’s right, title and interest in, to and under the Collateral for the benefit of all present and future Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Security Documents and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof constituting Collateral (collectively, the “Trust Estate”).

(ii) The Collateral Trustee and its successors and assigns under this Agreement will hold the Trust Estate in trust for the benefit solely and exclusively of all present and future Secured Parties as security for the payment of all present and future Secured Obligations; provided, however, that if at any time the Company, the Grantors and their successors or assigns, shall satisfy the applicable conditions set forth in Section 7 in connection with the release of all Collateral, then this Agreement, and the estates and rights assigned in the Security Documents, shall cease, terminate and be void; otherwise they shall remain and be in full force and effect in accordance with their respective terms; provided, further, that notwithstanding the foregoing, all provisions set forth in Sections 5(c), 5(d), 5(e) and 5(f) that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

(iii) The parties to this Agreement further covenant and declare that the Trust Estate will be held and distributed by the Collateral Trustee, subject to the further covenants, conditions and agreements hereinafter set forth.

(b) Additional Secured Debt Facilities.

(i) The Collateral Trustee will act as agent hereunder for, and perform its duties set forth in this Agreement on behalf of, each holder of Secured Obligations in respect of indebtedness that is issued or incurred after the date hereof that:

(A) holds Additional Secured Obligations that are identified as such in accordance with the procedures set forth in clause (ii) of this Section 2(b); and

(B) signs, through its designated Additional Authorized Representative identified pursuant to clause (ii) of this Section 2(b), a Collateral Trust Joinder and delivers the same to the Collateral Trustee.

(ii) The Company will be permitted to incur indebtedness in respect of an Additional Secured Debt Facility and to designate as an additional holder of Secured Obligations hereunder the lenders, agents and each Additional Authorized Representative, as applicable, under such Additional Secured Debt Facility, in each case only to the extent such indebtedness is designated by the Company in accordance with the following sentence and only to the extent such incurrence is permitted under the terms of the Secured Debt Documents and the ABL Documents. The Company may only effect such designation by delivering to the Collateral Trustee (with copies to the ABL Agent (if any), the Term Loan Agent, the Senior Indenture Trustee and to each previously identified Additional Authorized Representative), each of the following:

(A) on or prior to the date on which such Additional Secured Debt Facility is incurred, an Officer’s Certificate stating that the Company intends to incur additional indebtedness under such Additional Secured Debt Facility, and certifying that (1) such incurrence is permitted and does not violate or result in any default under the ABL Documents, the Term Loan Documents, the Senior Secured Note Documents or any then existing Additional Secured Debt Documents (other than any incurrence of Secured Obligations that would simultaneously repay all Secured Obligations of any Class or ABL Obligations, as applicable, under the Secured Debt Documents of such Class or the ABL Documents, as applicable, under which such default would arise), (2) the definitive documentation associated with such Additional Secured Debt Facility contains a written agreement of the holders of such indebtedness, for the enforceable benefit of all holders of ABL Obligations, all other holders of existing and future Secured Obligations, and each existing and future ABL Agent, each existing and future Term Loan Agent, each existing and future Senior Indenture Trustee and each existing and future Additional Authorized Representative substantially as follows: (x) that all Secured Obligations will be and are secured equally and ratably by all Transaction Liens granted to the Collateral Trustee, for the benefit of the Secured Parties, at any time granted by any Grantor to secure any Secured Obligations whether or not upon property otherwise constituting collateral to such Secured Obligations and that all Transaction Liens granted pursuant to the Security Documents will be enforceable by the Collateral Trustee for the benefit of all holders of

Secured Obligations equally and ratably as contemplated by this Agreement, (y) that the holders of Secured Obligations in respect of such Additional Secured Debt Facility are bound by the provisions of, and agree to the terms of, the ABL Intercreditor Agreement and this Agreement, including the provisions relating to the ranking of Transaction Liens and the order of application of proceeds from the enforcement of Transaction Liens and (z) consenting to and directing the Collateral Trustee to perform its obligations under this Agreement, the ABL Intercreditor Agreement and the other Security Documents; provided that such indebtedness in respect of such Additional Secured Debt Facility shall not be permitted to also constitute ABL Obligations, and (3) the Company and each other Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded), or intends to authorize, execute and record (if applicable), in each appropriate governmental office all relevant filings and recordations, if any, necessary to ensure that the Additional Secured Obligations in respect of such Additional Secured Debt Facility are secured by the Collateral to the extent set forth in the Security Documents and in accordance with this Agreement, the ABL Intercreditor Agreement and the other Security Documents;

(B) a written notice specifying the name and address of the Additional Authorized Representative in respect of such Additional Secured Debt Facility for purposes of Section 9; and

(C) a copy of the executed Collateral Trust Joinder referred to in clause (i) of this Section 2(b), executed by the applicable Additional Authorized Representative (on behalf of each Additional Secured Party represented by it).

(iii) Although the Grantors shall be required to deliver a copy of each of the foregoing documents described in clauses (A) through (C) of Section 2(b)(ii) to the ABL Agent, the Term Loan Agent, the Senior Indenture Trustee and to each then existing Additional Authorized Representative, the failure to so deliver a copy of any such document to the ABL Agent, the Term Loan Agent, the Senior Indenture Trustee and to any such Additional Authorized Representative (other than the certification described in clause (A) of Section 2(b)(ii) and the Collateral Trust Joinder referred to in clause (C) of Section 2(b)(ii), which shall in all cases be required and which shall be delivered to each of the ABL Agent, the Term Loan Agent, the Senior Indenture Trustee and to each then existing Additional Authorized Representative on or prior to the incurrence of indebtedness under the applicable Additional Secured Debt Facility) shall not affect the status of such Additional Secured Debt Facility as Additional Secured Obligations or Secured Obligations entitled to the benefits of this Agreement, the ABL Intercreditor Agreement and the other Security Documents if the other requirements of this Section 2(b) are complied with.

(c) Acknowledgment of Security Interests.

(i) Each of the Term Loan Agent, for itself and on behalf of each Term Loan Secured Party, the Senior Indenture Trustee, for itself and on behalf of each Senior Secured Note Secured Party, and each Additional Authorized Representative, for itself and on behalf of each Additional Secured Party represented by it, acknowledges and agrees that, pursuant to the Security Documents, each of the Grantors has granted to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in all such Grantor’s rights, title and interest in, to and under the Collateral to secure the payment and performance of all present and future Secured Obligations. Each of the Term Loan Agent, for itself and on behalf of each Term Loan Secured Party, the Senior Indenture Trustee, for itself and on behalf of each Senior Secured Note Secured Party, and each Additional Authorized Representative, for itself and on behalf of each Additional Secured Party represented by it, acknowledges and agrees that, pursuant to the Security Documents, the aforementioned security interest granted to the Collateral Trustee, for the benefit of the Secured Parties, shall (subject to Section 7(a)(iv)) for all purposes and at all times secure the Term Loan Obligations, the Senior Secured Note Obligations and the Additional Secured Obligations (if any) on an equal and ratable basis. It is acknowledged and agreed by the parties hereto that the Secured Obligations will be, pursuant to the proviso to Section 4(a) of the ABL Intercreditor Agreement, secured on an equal and ratable basis with the ABL Hedging Obligations (as defined in the ABL Intercreditor Agreement).

(ii) The Collateral Trustee and its successors and assigns under this Agreement will act for the benefit solely and exclusively of all present and future Secured Parties and will hold the Collateral and the Transaction Liens thereon as security for the payment and performance of all present and future Secured Obligations, in each case, under terms and conditions of this Agreement, the ABL Intercreditor Agreement and the other Security Documents.

(d) ABL Intercreditor Agreement. The Collateral Trustee shall concurrently with the execution of this Agreement enter into the ABL Intercreditor Agreement with the ABL Agent, the Company and the Guarantors party thereto and, so long as any ABL Obligations remain outstanding, shall comply with all applicable terms and conditions thereunder.

SECTION 3. Actionable Default; Remedies; Administration of Trust Property.

(a) Notice of Default; Written Instructions.

(i) Upon receipt of a Notice of Actionable Default, the Collateral Trustee shall, within five Business Days thereafter, notify the Term Loan Agent, the Senior Indenture Trustee and each Additional Authorized Representative (if any) that an Actionable Default exists.

(ii) Upon receipt of any written directions pursuant to Section 3(h)(i), the Collateral Trustee shall, within five Business Days thereafter, send a copy thereof to the Term Loan Agent, the Senior Indenture Trustee and each Additional Authorized Representative (if any).

(b) Remedies.

(i) Upon the receipt of a Notice of Actionable Default and so long as such Notice of Actionable Default shall not have been withdrawn in a writing by the Applicable Authorized Representative delivered to the Collateral Trustee and subject to the provisions of the ABL Intercreditor Agreement and, in the case of Collateral securing Permitted Liens (as defined in the Security Agreement), applicable law and the terms of the agreements governing such Permitted Liens, the Collateral Trustee may exercise the rights and remedies provided in this Agreement, the ABL Intercreditor Agreement and the other Security Documents.

(ii) To the extent permitted by applicable law, the Grantors hereby waive presentment, demand, protest or any notice of any kind in connection with this Agreement, the ABL Intercreditor Agreement, any Collateral or any Security Document.

(c) Administration of Trust Property.

(i) Each Secured Party (acting through the Term Loan Agent, the Senior Indenture Trustee or its applicable Additional Authorized Representative, as applicable) hereby appoints the Collateral Trustee to serve as collateral trustee and agent hereunder on the terms and conditions set forth herein. Subject to, and in accordance with, this Agreement, the Collateral Trustee will serve as collateral trustee and agent hereunder, for the benefit solely and exclusively of the present and future Secured Parties, and will, subject to the ABL Intercreditor Agreement:

(A) accept, enter into, hold, maintain, administer and enforce all Security Documents, including all Collateral subject thereto, and all Transaction Liens created thereunder, perform its obligations under the Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents;

(B) take all lawful and commercially reasonable actions permitted under the ABL Intercreditor Agreement and the Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(C) deliver and receive notices pursuant to the ABL Intercreditor Agreement and the Security Documents;

(D) sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Security Documents and its other interests, rights, powers and remedies;

(E) remit as provided in Section 4(d) all cash proceeds received by the Collateral Trustee from the collection, foreclosure or enforcement of its interest in the Collateral under the Security Documents or any of its other interests, rights, powers or remedies;

(F) execute and deliver amendments to this Agreement and the Security Documents as from time to time authorized pursuant to Section 8 accompanied by an Officer’s Certificate to the effect that the amendment was permitted under Section 8; and

(G) release or subordinate any Transaction Lien granted to it by any Security Document upon any Collateral if and as required by Section 7.

(ii) Each Secured Party (acting through the Term Loan Agent, the Senior Indenture Trustee or its applicable Additional Authorized Representative, as applicable) acknowledges and consents to the undertaking of the Collateral Trustee set forth in Section 3(c)(i) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.

(iii) Each Secured Party (acting through the Term Loan Agent, the Senior Indenture Trustee or its applicable Additional Authorized Representative, as applicable) acknowledges and agrees that the payment and satisfaction of all of the Secured Obligations will be secured equally and ratably by the Transaction Liens established in favor of the Collateral Trustee for the benefit of the Secured Parties.

(d) Power of Attorney. The Grantors hereby irrevocably constitute and appoint the Collateral Trustee and any officer or agent thereof, with full power of substitution, as their true and lawful attorney-in-fact with full power and authority in the name of the Company and the other Grantors or in its own name, from time to time upon the occurrence and during the continuance of an Actionable Default, for the purpose of carrying out the terms of this Agreement, the ABL Intercreditor Agreement and the Security Documents, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, hereby gives the Collateral Trustee the power and right on behalf of the Grantors, upon the occurrence and during the continuance of an Actionable Default, without notice to or assent by any Grantor to do the following:

(i) to ask for, demand, sue for, collect, receive, recover, compromise and give acquittance and receipts for any and all moneys due or to become due upon or by virtue hereof and thereof,

(ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Collateral Trustee in connection herewith and therewith,

(iii) to commence, file, institute, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect hereto and thereto or in connection herewith and therewith,

(iv) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectually as if the Collateral Trustee were the absolute owner thereof, and

(v) to do, at its option and at the expense and for the account of the Grantors, at any time or from time to time, all acts and things that the Collateral Trustee deems necessary to protect or preserve the Collateral or the Trust Estate and to realize upon the Collateral.

(e) Right to Initiate Judicial Proceedings, Etc. Upon the receipt of a Notice of Actionable Default and so long as such Notice of Actionable Default shall not have been withdrawn:

(i) the Collateral Trustee shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement, the ABL Intercreditor Agreement and each Security Document to the fullest extent permitted by applicable law, and

(ii) the Collateral Trustee may, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Trust Estate under the judgment or decree of a court of competent jurisdiction to the fullest extent permitted by applicable law.

(f) Appointment of a Receiver. If a receiver of the Trust Estate shall be appointed in judicial proceedings, the Collateral Trustee may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Collateral Trustee shall be entitled to retain possession and control of all cash held by or deposited with it or its agents pursuant to any provision of this Agreement, the ABL Intercreditor Agreement or any Security Document.

(g) Exercise of Powers. All of the powers, remedies and rights of the Collateral Trustee as set forth in this Agreement may be exercised by the Collateral Trustee in respect of any Security Document as though set forth at length therein and all the powers, remedies and rights of the Collateral Trustee and the Secured Parties as set forth in any Security Document may be exercised from time to time as herein and therein provided.

(h) Control by Secured Parties.

(i) Subject to Section 3(h)(ii), if an Actionable Default shall have occurred and be continuing and if the Collateral Trustee shall have received a Notice of Actionable Default with respect thereto, subject to the provisions of the ABL Intercreditor Agreement, the Applicable Authorized Representative shall have the right, by an instrument in writing executed and delivered to the Collateral Trustee, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Trustee, or of exercising any trust or power conferred on the Collateral Trustee, or for the appointment of a receiver, or for the taking of any action authorized by Section 3. It is understood and agreed that the Applicable Authorized Representative shall deliver any written instruction that is contemplated to be delivered by the Applicable Authorized Representative to the Collateral Trustee hereunder upon receipt of approval of such instruction from the Required Controlling Secured Parties (to the extent required by the terms of the applicable Secured Debt Documents).

(ii) The Collateral Trustee shall not follow any written directions received pursuant to Section 3(h)(i) to the extent such written directions are known by the Collateral Trustee to be in conflict with any provisions of law or if the Collateral Trustee shall have received from independent counsel an unqualified opinion to the effect that following such written directions would result in a breach of a provision or covenant contained in the ABL Intercreditor Agreement, the Term Loan Credit Agreement, the Senior Secured Note Indenture or any Additional Secured Debt Facility or impose individual liability on the Collateral Trustee.

(iii) Nothing in this Section 3(h) shall impair the right of the Collateral Trustee in its discretion to take or omit to take any action deemed proper by the Collateral Trustee and which action or omission is not inconsistent with the direction of the Secured Parties entitled to direct the Collateral Trustee pursuant to this Section 3(h); provided, however, that the Collateral Trustee shall not be under any obligation to take any action that is discretionary with the Collateral Trustee under the provisions of this Agreement, under the ABL Intercreditor Agreement or under any Security Document.

(i) Remedies Not Exclusive.

(i) No remedy conferred upon or reserved to the Collateral Trustee in this Agreement, in the ABL Intercreditor Agreement or in any Security Document is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred in this Agreement, in the ABL Intercreditor Agreement or in any Security Document or now or hereafter existing at law or in equity or by statute.

(ii) No delay or omission of the Collateral Trustee to exercise any right, remedy or power accruing upon any Actionable Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Actionable Default or an acquiescence therein; and every right, power and remedy given by this Agreement, the ABL Intercreditor Agreement or any Security Document to the Collateral Trustee may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustee.

(iii) In case the Collateral Trustee shall have proceeded to enforce any right, remedy or power under this Agreement, the ABL Intercreditor Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then and in every such case the Grantors, the Collateral Trustee and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights, under this Agreement, under the ABL Intercreditor Agreement and under such Security Document with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Collateral Trustee shall continue as though no such proceeding had been taken.

(iv) All rights of action and rights to assert claims upon or under this Agreement, the ABL Intercreditor Agreement and the Security Documents may be enforced by the Collateral Trustee without the possession of any Secured Debt Document or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Collateral Trustee shall be brought in its name as Collateral Trustee and any recovery of judgment shall be held as part of the Trust Estate.

(j) Waiver of Certain Rights. The Grantors, to the extent they may lawfully do so, on behalf of themselves and all who may claim through or under them, including, without limitation, any and all subsequent creditors, vendees, assignees and lienors, expressly waive and release any, every and all rights to demand or to have any marshaling of the Trust Estate upon any sale, whether made under any power of sale herein granted or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement and consents and agrees that all the Trust Estate may at any such sale be offered and sold as an entirety.

(k) Limitation on Collateral Trustee’s Duties in Respect of Collateral. Beyond its duties set forth in this Agreement and the Security Documents as to the custody thereof and the accounting to the Grantors and the Secured Parties for moneys received by it hereunder, and except as otherwise required by applicable law or expressly required by any Secured Debt Document to which the Collateral Trustee is a party, the Collateral Trustee shall not have any duty to the Grantors and the Secured Parties as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent, however, that the Collateral Trustee or any agent or nominee thereof maintains possession or control of any of the Collateral, the Collateral Trustee shall, and shall instruct such agent or nominee to, grant the Grantors access to and use of such Collateral that the Grantors may require for the conduct of their business; provided, that such rights may be limited as provided in this Agreement and the other Security Documents after the Collateral Trustee shall have received a Notice of Actionable Default.

(l) Limitation by Law. All rights, remedies and powers provided by this Section 3 may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Section 3 are intended to be subject to all applicable mandatory provisions of law that may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

(m) Absolute Rights of Secured Parties. Notwithstanding any other provision of this Agreement (other than Section 3(b)) or any provision of any Security Document, but subject to the provisions of the ABL Intercreditor Agreement, the right of each Secured Party, which is absolute and unconditional, to receive payments of the Secured Obligations held by such Secured Party on or after the due date thereof as therein expressed, to seek adequate protection in respect of its interest in this Agreement and the Collateral, to institute suit for the enforcement of such payment on or after such due date, or to assert its position and views as a secured creditor in a Bankruptcy Proceeding, or the obligation of the Grantors, which is also absolute and unconditional, to pay in full and otherwise perform all Secured Obligations at the time and place expressed therein shall not be impaired or affected without the consent of such Secured Party.

SECTION 4. Trust Account; Application of Moneys. (a) The Trust Account. On the date hereof there shall be established and, at all times thereafter until the trusts created by this Agreement shall have terminated, there shall be maintained with the Collateral Trustee an account that shall be entitled the “Spectrum Brands Collateral Trust” (the “Trust Account”). The Trust Account shall be established and maintained by the Collateral Trustee at its designated corporate trust offices. All moneys that are received by the Collateral Trustee after the occurrence of an Actionable Default in connection with any collection, sale, foreclosure or other realization upon any Collateral shall be deposited in the Trust Account and thereafter shall be held and applied by the Collateral Trustee in accordance with the terms of this Agreement and the ABL Intercreditor Agreement. To the extent necessary, appropriate or desirable, the Collateral Trustee from time to time may establish sub-accounts as part of the Trust Account for the purpose of better identifying and maintaining proceeds of Collateral, all of which sub-accounts shall be treated as and be deemed equivalent to, the Trust Account for all purposes hereof.

(b) Control of Trust Account. All right, title and interest in and to the Trust Account shall vest in the Collateral Trustee, and funds on deposit in the Trust Account shall constitute part of the Trust Estate. The Trust Account shall be subject to the exclusive dominion and control of the Collateral Trustee.

(c) Investment of Funds Deposited in Trust Account. At the written direction of the Applicable Authorized Representative, the Collateral Trustee shall invest and reinvest moneys on deposit in the Trust Account at any time in money market funds investing in Permitted Investments (with the particular fund to be specified in writing by the Applicable Authorized Representative). All such investments and the interest and income received thereon and therefrom and the net proceeds realized on the sale thereof shall be held in the Trust Account, as applicable, as part of the Trust Estate.

(d) Application of Moneys in Trust Account. Subject to Section 4(e) and the ABL Intercreditor Agreement, all moneys held by the Collateral Trustee in the Trust Account shall, to the extent available for distribution, be distributed (or deposited in a separate account for the benefit of the Term Loan Agent, the Senior Indenture Trustee and the Additional Authorized Representative pursuant to Section 4(e)) by the Collateral Trustee as follows:

First: To the Collateral Trustee in an amount equal to the Collateral Trustee’s Fees that are unpaid as of the relevant Distribution Date and to any Secured Party that has theretofore advanced or paid any such Collateral Trustee’s Fees in an amount equal to the amount thereof so advanced or paid by such Secured Party prior to such Distribution Date;

Second: To the Term Loan Agent, the Senior Indenture Trustee and each Additional Authorized Representative (if any) equally and ratably (in the same proportion that such unpaid Secured Obligations of the Term Loan Agent, the Senior Indenture Trustee or such Additional Authorized Representative, as applicable, bear to all unpaid Secured Obligations on the relevant Distribution Date) for application to the payment in full of all outstanding Secured Obligations (other than Secured Obligations paid pursuant to clause first above and Contingent Secured Obligations) that are then due and payable to the Secured Parties (which shall then be applied or held by the Term Loan Agent, the Senior Indenture Trustee and each such Additional Authorized Representative in such order as may be provided in the applicable Secured Debt Documents); and

Third: Any surplus then remaining shall be paid to the Company or the respective Grantor, its successors or assigns, or as a court of competent jurisdiction may direct.

In connection with the application of proceeds pursuant to this Section 4(d), except as otherwise directed in writing by the Applicable Authorized Representative, the Collateral Trustee may sell any non-cash proceeds for cash prior to the application of the proceeds thereof.

(e) Application of Moneys Distributable to Secured Parties. If at any time any moneys collected or received by the Collateral Trustee pursuant to this Agreement, the ABL Intercreditor Agreement or any Security Document are distributable pursuant to Section 4(d) to the Term Loan Agent, the Senior Indenture Trustee or any Additional Authorized Representatives, and if the Term Loan Agent, the Senior Indenture Trustee or such Additional Authorized Representative shall notify the Collateral Trustee that no provision is made under the applicable Term Loan Documents, Senior Secured Note Documents or Additional Secured Debt Documents, as applicable, (i) for the application by the Term Loan Agent, the Senior Indenture Trustee or such Additional Authorized Representative, as applicable, of such amounts so distributable (whether by virtue of the Term Loan Obligations, the Senior Secured Note Obligations or the applicable Additional Secured Obligations not having become due and payable or otherwise) or (ii) for the receipt and the holding by the Term Loan Agent, the Senior Indenture Trustee or such Additional Authorized Representative, as applicable, of such amounts pending the application thereof, then the Collateral Trustee shall invest, at the written direction of the Term Loan Agent, the Senior Indenture Trustee or such Additional Authorized Representative, all such amounts applicable to the Term Loan Obligations, the Senior Secured Note Obligations or the Additional Secured Obligations in obligations of the kinds referred to in Section 4(c) (with the particular investment specified in writing by the Term Loan Agent, the Senior Indenture Trustee or such Additional Authorized Representative), and shall hold all such amounts so distributable, and all such investments and the proceeds thereof, in trust solely for the Term Loan Agent, the Senior Indenture Trustee and/or such Additional Authorized Representative and for no other purpose until such time as the Term Loan Agent, the Senior Indenture Trustee or such Additional Authorized Representative shall request the delivery thereof by the Collateral Trustee to the Term Loan Agent, the Senior Indenture Trustee or such Additional Authorized Representative, as applicable, for application by it pursuant to the Term Loan Documents, the Senior Secured Note Documents or the Additional Secured Debt Documents, as applicable.

This Section 4 is intended for the benefit of, and will be enforceable as a third-party beneficiary by, each present and future holder of Secured Obligations, each present and future Term Loan Agent, each present and future Senior Indenture Trustee, each present and future Additional Authorized Representative and the Collateral Trustee as a Secured Party, in each case subject to the terms of the ABL Intercreditor Agreement.

SECTION 5. Agreements with the Collateral Trustee. (a) Delivery of Secured Debt Documents. Concurrently with the execution of this Agreement on the date hereof, the Company will deliver to the Collateral Trustee a true and complete copy of each of the Secured Debt Documents then in effect. The Company agrees that, promptly upon the execution thereof, the Company will deliver to the Collateral Trustee a true and complete copy of (i) any and all amendments, modifications or supplements to any Secured Debt Document and (ii) any Secured Debt Documents, entered into subsequent to the date hereof. Unless and until the Collateral Trustee actually receives such copies it shall not be deemed to have knowledge of them.

(b) Information as to Secured Parties. The Company agrees that it shall deliver to the Collateral Trustee from time to time upon the reasonable request of the Collateral Trustee a list setting forth, by each Secured Debt Document then in effect:

(i) the aggregate amount outstanding thereunder, and

(ii) the interest rates then in effect thereunder.

The applicable Authorized Representative (and in the case of clause (D), the Company) will deliver to the Collateral Trustee upon the reasonable request of the Collateral Trustee:

(A) in the case of the Term Loan Agent, the names of the Term Lenders holding Term Loans outstanding under the Term Loan Credit Agreement and the unpaid principal amount owing to each such Term Lender;

(B) in the case of the Senior Indenture Trustee, the names of the Senior Noteholders holding Senior Secured Notes outstanding under the Senior Secured Note Indenture and the unpaid principal amount owing to each such Senior Noteholder;

(C) in the case of any Additional Authorized Representative, the names of the Additional Secured Parties holding obligations outstanding under such Additional Secured Debt Facility and the unpaid principal amount owing to each such Secured Party; and

(D) to the extent known to the Company, the names of such other Secured Parties under any other series of Secured Obligations and the unpaid aggregate amounts owing to each such Secured Party.

Each Authorized Representative (and the Company in respect of any Grantor) will furnish to the Collateral Trustee within 30 days after the date hereof, and periodically if notice addresses and/or addresses change, a list setting forth the name and address of each party to whom notices must be sent under the Secured Debt Documents. At all times the Collateral Trustee may assume without inquiry that the most recent list it has received remains current.

(c) Compensation and Expenses. The Grantors, jointly and severally, agree to pay to the Collateral Trustee, from time to time following receipt of an invoice therefor:

(i) such compensation as shall have been previously agreed in writing (which shall not be limited by any provision of law in regard to compensation of a trustee of an express trust) for its services hereunder, under the ABL Intercreditor Agreement and under the Security Documents and for administering the Trust Estate; and

(ii) all of the reasonable and documented fees, costs and expenses of the Collateral Trustee (including, without limitation, the reasonable and documented fees, expenses and disbursements of one counsel and no more than one counsel in each jurisdiction where Collateral is located) (A) arising in connection with the negotiation, preparation, execution, delivery, modification and termination of, or consent or waiver to, this Agreement, the ABL Intercreditor Agreement and each Security Document or the enforcement of any of the provisions hereof or thereof, or (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition of Collateral pursuant to any Security Document and the preservation, protection or defense of the Collateral Trustee’s rights under this Agreement and in and to the Collateral and the Trust Estate, and all reasonable and documented costs and expenses incurred by the Collateral Trustee and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Trustee’s Transaction Liens on the Collateral.

The obligations of the Grantors under this Section 5(c) shall survive the termination of the other provisions of this Agreement.

(d) Stamp and Other Similar Taxes. The Grantors, jointly and severally, agree to indemnify and hold harmless the Collateral Trustee and each Secured Party (and their respective agents) from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto that may be assessed, levied or collected by any jurisdiction in connection with this Agreement, the ABL Intercreditor Agreement, any Security Document, the Trust Estate or any Collateral. The obligations of the Grantors under this Section 5(d) shall survive the termination of the other provisions of this Agreement.

(e) Filing Fees, Excise Taxes, etc. The Grantors, jointly and severally, agree to pay or to reimburse the Collateral Trustee and its agents for any and all amounts in respect of all search, filing, recording and registration fees, excise taxes and other similar imposts that are payable in respect of the execution, delivery, performance and enforcement of this Agreement, the ABL Intercreditor Agreement and each Security Document. The obligations of the Grantors under this Section 5(e) shall survive the termination of the other provisions of this Agreement.

(f) Indemnification. The Grantors, jointly and severally, agree to pay, indemnify, and hold the Collateral Trustee and its officers, directors, employees and agents harmless from and against any and all liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the ABL Intercreditor Agreement and the Security Documents (including, but not limited to, actions by the Collateral Trustee to enforce its rights with respect to the Collateral), unless arising from the gross negligence or willful misconduct (in either case, as determined by a final judgment of a court of competent jurisdiction) of the Collateral Trustee or such of the agents as are seeking indemnification. The foregoing indemnities in this Section 5(f) shall survive the resignation or removal of the Collateral Trustee or the termination of this Agreement.

(g) Further Assurances; Notation on Financial Statements.

(i) At any time and from time to time, upon the written request of the Collateral Trustee, and, at the sole expense of the Grantors, the Grantors will promptly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Trustee reasonably deems necessary or desirable in obtaining the full benefits of this Agreement, the ABL Intercreditor Agreement, the Security Documents and the other Secured Debt Documents and of the rights and powers herein and therein granted. To the extent required by law, the Grantors shall, in all of their financial statements, indicate by footnote or otherwise that the Secured Obligations are secured pursuant to this Agreement and the Security Documents.

(ii) Pursuant to the Secured Debt Agreements, from time to time, additional direct or indirect subsidiaries of the Company are required to become parties to the Security Agreement. In connection with any such subsidiary becoming party to the Security Agreement, such subsidiary (an “Additional Grantor”) shall execute a Supplement to Collateral Trust Agreement in the form of Exhibit A hereto and upon such execution shall become a Grantor hereunder with all applicable rights and responsibilities.

SECTION 6. The Collateral Trustee.

(a) Acceptance of Trust; Powers of the Collateral Trustee.

(i) The Collateral Trustee, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof, including those contained in this Section 6.

(ii) The Collateral Trustee is authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interests, rights, powers and remedies under this Agreement, the ABL Intercreditor Agreement and the Security Documents and applicable law and in equity and to act as set forth in this Agreement or as requested in any lawful directions given to it from time to time in respect of any matter by a written notice of the Applicable Authorized Representative.

(iii) None of the Term Loan Agent, the Senior Indenture Trustee or any Additional Authorized Representative or any other holder of Secured Obligations will have any liability whatsoever for any act or omission of the Collateral Trustee.

(iv) The Collateral Trustee will accept, hold, administer and enforce all Transaction Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estates solely and exclusively for the benefit of all present and future holders of Secured Obligations (subject to the ABL Intercreditor Agreement), and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 4(d).

(v) Except as expressly provided herein, no provision of this Agreement shall require the Collateral Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

(b) Exculpatory Provisions.

(i) The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties of any other Person contained in this Agreement, in the ABL Intercreditor Agreement or in any Security Document, all of which are made solely by the Grantors. The Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Grantors thereto or as to the security afforded by any Security Document or this Agreement or the ABL Intercreditor Agreement, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, the ABL Intercreditor Agreement, any Security Document or the Secured Obligations secured hereby and thereby, and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters. The Collateral Trustee shall not be responsible for insuring the Trust Estate or for the payment of taxes, charges, assessments or liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, except that in the event the Collateral Trustee enters into possession of a part or all of the Trust Estate, the Collateral Trustee shall preserve the part in its possession.

(ii) The Collateral Trustee shall not be required to ascertain or inquire as to the performance by the Grantors of any of the covenants or agreements contained in this Agreement, in the ABL Intercreditor Agreement, any Security Document or in any other Secured Debt Document. Whenever it is necessary, or in the opinion of the Collateral Trustee advisable, for the Collateral Trustee to ascertain the amount of Secured Obligations then held by a

Secured Party, the Collateral Trustee may conclusively rely on a certificate of such Secured Party or its representative (including the Term Loan Agent, the Senior Indenture Trustee or any applicable Additional Authorized Representative) as to such amount, and if any such Secured Party or representative shall not give such information to the Collateral Trustee, such Secured Party shall not be entitled to receive distributions hereunder (in which case such distributions shall be held in trust for such Secured Party) until it has given such information to the Collateral Trustee.

(iii) The Collateral Trustee shall not be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement, the ABL Intercreditor Agreement or any Security Document except for its own gross negligence or willful misconduct.

(iv) The Collateral Trustee shall have no responsibility for the preparation, filing or recording of any instrument, document or financing statement or for the maintenance of any security interest intended to be perfected thereby.

(c) Delegation of Duties. The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, which may include officers and employees of the Grantors. The Collateral Trustee shall be entitled to advice of counsel of its selection, at the expense of the Grantors, concerning all matters pertaining to such trusts, powers and duties. The Collateral Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct.

(d) Reliance by Collateral Trustee.

(i) Whenever in the administration of the trusts of this Agreement the Collateral Trustee shall deem it necessary or desirable that a matter be proved or established in connection with the taking, suffering or omitting any action hereunder by the Collateral Trustee, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively provided or established by a certificate of a Responsible Officer of any Grantor delivered to the Collateral Trustee, and such certificate shall be full warranty to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 6(e).

(ii) The Collateral Trustee may consult with counsel of its selection, and any opinion of such counsel who is not an employee of the Collateral Trustee shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. The Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

(iii) The Collateral Trustee may conclusively rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Trustee and conforming to the requirements of this Agreement or any Security Document. Without limitation to the foregoing, the Collateral Trustee may conclusively rely as provided in this Section 6(d) on any Officer’s Certificate provided by the Company pursuant to Section 2(b) hereof, and may deem such information correct until such time as it receives any written modification of any such certificate from the Company in respect thereof.

(iv) The Collateral Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Trustee by this Agreement at the request or direction of the Applicable Authorized Representative pursuant to this Agreement, the ABL Intercreditor Agreement or any Security Document, unless the Collateral Trustee shall have been provided adequate security and indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Collateral Trustee.

(e) Limitations on Duties of Collateral Trustee.

(i) The Collateral Trustee shall be obliged to perform such duties and only such duties as are specifically set forth in this Agreement, the ABL Intercreditor Agreement or in any Security Document, and no implied covenants or obligations shall be read into this Agreement, the ABL Intercreditor Agreement or any Security Document against the Collateral Trustee and the Collateral Trustee shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Applicable Authorized Representative pursuant to Section 3(h).

(ii) Except as herein otherwise expressly provided, the Collateral Trustee shall not be under any obligation to take any action that is discretionary with the Collateral Trustee under the provisions hereof or under the ABL Intercreditor Agreement or any Security Document except upon the written request of the Applicable Authorized Representative pursuant to Section 3(h). The Collateral Trustee shall make available for inspection and copying by the Term Loan Agent, the Senior Indenture Trustee and each Additional Authorized Representative, each certificate or other paper furnished to the Collateral Trustee by the Company under or in respect of this Agreement, the ABL Intercreditor Agreement, any Security Document or any of the Trust Estate.

(iii) Whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement of approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Trustee or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Trustee, it is understood that in all cases the Collateral Trustee shall, except as otherwise expressly provided in this Agreement, be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) as directed by the Secured Parties. This provision is intended solely for the benefit of the Collateral Trustee and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

(f) Moneys to Be Held in Trust. All moneys received by the Collateral Trustee under or pursuant to any provision of this Agreement, the ABL Intercreditor Agreement or any Security Document shall be held in trust for the purposes for which they were paid or are held.

(g) Resignation and Removal of the Collateral Trustee.

(i) The Collateral Trustee may at any time, by giving 30 days’ prior written notice to the Company, the Term Loan Agent, the Senior Indenture Trustee and each Additional Authorized Representative (if any), resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the earlier of: (A) 30 days from the date of such notice and (B) the appointment of a successor trustee or trustees by the Company, the acceptance of such appointment by such successor trustee or trustees, and the approval of such successor trustee or trustees by each Authorized Representative; provided that no resignation shall become effective unless and until a successor trustee has been appointed as provided herein. The Collateral Trustee may be removed at any time and a successor trustee or trustees appointed by each of the Authorized Representatives; provided that the Collateral Trustee shall be paid its fees and expenses to the date of removal. Any successor Collateral Trustee appointed pursuant to this Section 6(g) shall be (x) a commercial bank or other financial institution or trust company organized under the laws of the United States of America or any state thereof having (1) a combined capital and surplus of at least $250,000,000 and (2) a rating of its long-term senior unsecured indebtedness of “A-2” or better by Moody’s or “A” or better by S&P or (y) any other Person that is acceptable to the Company and the Required Secured Parties of each Class of Secured Obligations. If no successor trustee or trustees shall be appointed and approved within 30 days from the date of the giving of the aforesaid notice of resignation or removal, the Collateral Trustee, the Term Loan Agent, the Senior Indenture Trustee, any Additional Authorized Representative or any other Secured Party may, apply to any court of competent jurisdiction, at the expense of the Company, to appoint a successor trustee or trustees (which may be an individual or individuals) to act until such time, if any, as a successor trustee or trustees shall have been appointed as above provided. Any successor trustee or trustees so appointed by such court shall immediately and without further act be superseded by any successor trustee or trustees appointed by the Authorized Representatives as above provided.

(ii) If at any time the Collateral Trustee shall resign or be removed or otherwise become incapable of acting, or if at any time, a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor trustee or trustees may be appointed by the Authorized Representatives, and the powers, duties, authority and title of the predecessor trustee or trustees terminated and canceled without procuring the resignation of such predecessor trustee or trustees, and without any other formality (except as may be required by applicable law) than appointment and designation of a successor trustee or trustees in writing, duly acknowledged, delivered to the predecessor trustee or trustees and Company, and filed for record in each public office, if any, in which this Agreement is required to be filed.

(iii) The appointment and designation referred to in Section 6(g)(ii) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor trustee or trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor, and upon such filing for record the successor trustee or trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Applicable Authorized Representative, the Company or the successor trustee or trustees, execute and deliver an instrument transferring to such successor or successors all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor or predecessors hereunder and shall deliver all Securities and moneys held by it to such successor trustee or trustees. Should any deed, conveyance or other instrument in writing from any Grantor be required by any successor trustee or trustees for more fully and certainly vesting in such successor trustee or trustees the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor trustee or trustees, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor trustee or trustees, be executed, acknowledged and delivered by such Grantor.

(iv) Any required filing for record of the instrument appointing a successor trustee or trustees as hereinabove provided shall be at the sole expense of the Grantors. The resignation of any trustee or trustees and the instrument or instruments removing any trustee or trustees, together with all other instruments, deeds and conveyances provided for in this Section 6 shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Grantors, wherever this Agreement is recorded, registered and filed.

(h) Merger of the Collateral Trustee. Any corporation into which the Collateral Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Trustee shall be a party, or any corporation to which the Collateral Trustee shall transfer all or substantially all of its corporate trust business (including the administration of this trust) shall be Collateral Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

(i) Co-Trustee, Separate Trustee.

(i) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Collateral Trustee shall be advised by counsel, satisfactory to it, that it is so necessary or advisable in the interest of the Secured Parties, or the Applicable Authorized Representative shall in writing so request the Collateral Trustee and the Grantors, or the Collateral Trustee shall deem it desirable for its own protection in the performance of its duties hereunder, the Collateral Trustee and the Grantors shall, at the reasonable request of the Collateral Trustee, execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Trustee and the Grantors, either to act as co-trustee or co-trustees of all or any of the Collateral, jointly with the Collateral Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of any such property. In the event the Grantors shall not have joined in the execution of such instruments and agreements within 30 days after the receipt of a written request from the Collateral Trustee so to do, or in case an Actionable Default shall have occurred and be continuing, the Collateral Trustee may act under the foregoing provisions of this Section 6(i) without the concurrence of the Grantors, and the Grantors hereby appoint the Collateral Trustee as its agent and attorney to act for it under the foregoing provisions of this Section 6(i) in either of such contingencies.

(ii) Every separate trustee and every co-trustee, other than any trustee that may be appointed as successor to the Collateral Trustee, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

(A) all rights, powers, duties and obligations conferred upon the Collateral Trustee in respect of the custody, control and management of moneys, papers or Securities shall be exercised solely by the Collateral Trustee, or its successors as trustee hereunder;

(B) all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustee hereunder shall be conferred or imposed and exercised or performed by the Collateral Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

(C) no power given hereby to, or that it is provided hereby may be exercised by, any such co-trustee or co-trustees or separate trustee or separate trustees, shall be exercised hereunder by such co-trustee or co-trustees or separate trustee or separate trustees, except jointly with, or with the consent in writing of, the Collateral Trustee, anything herein contained to the contrary notwithstanding;

(D) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(E) the Grantors and the Collateral Trustee, at any time by an instrument in writing, executed by them, may accept the resignation of or remove any such separate trustee or co-trustee, and in that case, by an instrument in writing executed by the Grantors and the Collateral Trustee jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Grantors shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Collateral Trustee so to do, or in case an Actionable Default shall have occurred and be continuing, the Collateral Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Grantors, the Grantors hereby appointing the Collateral Trustee its agent and attorney to act for it in such connection in either of such contingencies. In the event that the Collateral Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, it may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee, the successor to any such separate trustee or co-trustee to be appointed by the Grantors and the Collateral Trustee, or by the Collateral Trustee alone, as provided in this Section 6(i).

SECTION 7. Conditions to Release of Collateral; Release Procedure.

(a) Subject to the ABL Intercreditor Agreement, the Collateral Trustee’s Transaction Liens upon the Collateral will be released or subordinated under the following circumstances:

(i) The Transaction Liens granted by a Subsidiary Guarantor shall terminate when each of its Secured Debt Guaranties is released pursuant to the terms of each of such Secured Debt Guaranties.

(ii) Subject to Section 7(b), the Transaction Liens granted by all Grantors shall terminate when the Release Conditions are satisfied; provided that the Company shall have delivered an Officer’s Certificate to the Collateral Trustee certifying that the Release Conditions have been met and that such release of the Collateral is permitted under, and does not violate the terms of, any Secured Debt Document.

(iii) As to any Collateral that is sold, leased, exchanged, assigned, transferred or otherwise disposed of by any Grantor to a Person that is not (either before or after such sale, transfer or disposition) another Grantor in a transaction or other circumstance that is permitted (or in the case of a sale, transfer or disposition to a Subsidiary that is not a Grantor, expressly permitted) by all of the Secured Debt Documents, the Transaction Lien as to such Collateral shall be released automatically at the time of such sale, lease, exchange, assignment, transfer or other disposition to the extent of the interest sold, leased, exchanged, assigned, transferred or otherwise disposed of; provided that, to the extent provided in the Security Documents, the Collateral Trustee’s Transaction Liens will attach to the Proceeds received in respect of any such sale, transfer or other disposition, subject to the priorities set forth in the ABL Intercreditor Agreement and Section 4(d); provided, further that the Proceeds of any Term/Notes Priority Collateral (as defined in the ABL Intercreditor Agreement) shall be deposited in the Cash Collateral Account to the extent required by the applicable Secured Debt Documents;

(iv) At any time before the Release Conditions are satisfied, the Collateral Trustee shall, at the written request of the Company, release any or all of the Collateral (A) (1) with respect to any Class of Secured Obligations, if consent to the release of such Transaction Liens of the Collateral Trustee on such Collateral has been given by, as applicable, the requisite percentage or number of Term Lenders (or the Term Loan Agent on behalf of such Term Lenders), the requisite percentage or number of Senior Noteholders (or the Senior Indenture Trustee, on behalf of such Senior Noteholders) or the requisite percentage or number of holders of indebtedness in respect of each other Series of Additional Secured Obligations (or the Additional Authorized Representative on behalf of such holders) as permitted by, and in accordance with, the applicable Secured Debt Documents and (2) if the Company shall have delivered an Officer’s Certificate to the Collateral Trustee certifying that the conditions described in this clause (iv)(A) have been met; (B) if the ABL Agent delivers a notice to the Collateral Agent with respect to specified Collateral pursuant to Section 5(a) of the Intercreditor Agreement requiring the release of the Transaction Liens on such Collateral; or (C) if any Collateral becomes an Excluded Asset;

(v) If any part of the Collateral is subject to any Permitted Lien (as defined in the Security Agreement) that is senior to the Liens securing the Collateral as a matter of law, the Collateral Agent will execute any document reasonably requested in writing by the Company to evidence such subordination; and

(vi) If any part of the Collateral is secured by a Lien securing Indebtedness incurred pursuant to Sections 6.01(f) and 6.01(g) of the Term Loan Credit Agreement, clause (b)(4) of the definition of Permitted Debt in the Senior Secured Note Indenture and the equivalent provision of any Additional Secured Debt Facility, and the terms of such Indebtedness (or of the Lien securing such Indebtedness) either prohibit the existence of a junior Lien on the applicable property or require that such Lien be subordinated, the Collateral Agent will release or subordinate the Lien, as applicable on such Collateral and execute any document reasonably requested in writing by the Company to evidence such release or subordination; provided that immediately upon the ineffectiveness, lapse or termination of any such restriction, the relevant Grantor shall take all necessary actions to secure the Collateral subject to such Lien in the same manner upon which it was secured prior to the imposition of such Lien.

(b) The Transaction Liens on the Collateral shall not be released pursuant to Section 7(a)(ii) unless and until all fees and other amounts owing to the Collateral Trustee under this Agreement and the other Security Documents (other than any indemnification obligations for which no known claim or demand for payment, whether oral or written, has been made) shall have been paid in full.

(c) Upon the release of the Collateral, or any portion thereof, in each case in accordance with the provisions hereof, all right, title and interest of the Collateral Trustee in, to and under the Trust Estate in respect of the Collateral or portion thereof so released, and the Security Documents in respect of such Collateral, shall terminate and shall revert to the respective Grantors, their successors and assigns, and the estate, right, title and interest of the Collateral Trustee therein shall thereupon cease, determine and become void; and in such case, upon the written request of the respective Grantors, their successors or assigns, and at the cost and expense of the Grantors, their successors or assigns, the Collateral Trustee shall execute in respect of the Collateral so released, a satisfaction of the Security Documents and such instruments as are necessary or desirable to terminate and remove of record any documents constituting public notice of the Security Documents and the security interests and assignments granted thereunder and shall assign and transfer, or cause to be assigned and transferred, and shall deliver or cause to be delivered to the Grantors, in respect of the Collateral so released, all property, including all moneys, instruments and Securities (if any), of the Grantors then held by the Collateral Trustee. The cancellation and satisfaction of the Security Documents shall be without prejudice to the rights of the Collateral Trustee or any successor trustee to charge and be reimbursed for any expenditures that it may thereafter incur in connection therewith.

SECTION 8. Amendments, Supplements and Waivers. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Subject to Section 8(d), neither this Agreement nor any provision hereof may be waived, amended or otherwise modified except pursuant to an agreement or agreements in writing entered into by the Term Loan Agent, the Senior Indenture Trustee, any Additional Authorized Representative and the Collateral Trustee, in each case, upon an affirmative vote of the Required Secured Parties of the relevant Class to the extent required by the terms of the applicable Secured Debt Documents; provided that no such agreement shall by its terms amend, modify or otherwise affect the rights or obligations of any Grantor without the Company’s prior written consent; provided, further that in connection with any Refinancing of Secured Obligations of any Class, or the incurrence of Additional Secured Obligations in compliance with Section 2(b), the Collateral Trustee and the relevant Authorized Representative shall enter (and are hereby authorized to enter without the consent of any other Secured Party), at the request of the Collateral Trustee, such Authorized Representative or the Company, into such amendments, supplements, modifications or restatements of this Agreement as are reasonably necessary or appropriate to reflect and facilitate such Refinancing or such incurrence and are reasonably satisfactory to the Collateral Trustee and such Authorized Representative and the Company.

(c) The Collateral Trustee shall not enter into any agreement or agreements that waive, amend or otherwise modify (i) any Security Document (other than this Agreement) or any provision thereof or (ii) consent to any waiver, amendment or other modification of any ABL Document to the extent the Collateral Trustee’s consent is required under the ABL Intercreditor Agreement without the written consent of the Authorized Representative of each Class of Secured Obligations (upon an affirmative vote of the Required Secured Parties of such Class, to the extent required by the terms of the applicable Secured Debt Documents).

(d) Without the consent of any Secured Party, the Collateral Trustee and the Grantors, at any time and from time to time, may enter into additional pledge or Security Documents or one or more agreements supplemental hereto or to any Security Document, in form satisfactory to the Collateral Trustee (it being understood that any supplement in the form of Exhibits A and B shall be deemed to be satisfactory to the Collateral Trustee):

(i) to add to the covenants of the Grantors, for the benefit of the Secured Parties, or to surrender any right or power herein conferred upon the Grantors;

(ii) to pledge or grant a security interest in any property or assets that are required to be pledged, or in which a security interest is required to be granted, to the Collateral Trustee pursuant to any Security Document or any other applicable Secured Debt Document;

(iii) to cure any ambiguity or omission, to correct or to supplement any provision herein or in any Security Document that may be defective or inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising hereunder or under any Security Document that shall not be inconsistent with any provision hereof or of any Security Document;

(iv) to add an Additional Grantor; and

(v) to add an Additional Authorized Representative.

(e) In executing, or accepting the additional trusts created by, any amendment, supplement or waiver hereto or to any other Security Document, permitted by this Agreement or such Security Document, the Collateral Trustee shall receive and shall be fully protected in conclusively relying upon, an opinion of counsel or an Officer’s Certificate stating that the execution of such amendment, supplement or waiver is authorized or permitted by this Agreement or such Security Document. The Collateral Trustee may, but shall not be obligated to, enter into any amendment, supplement or waiver, which adversely affects the Collateral Trustee’s own rights, duties or immunities under this Agreement, such Security Document or otherwise.

SECTION 9. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent by mail, telecopy or hand delivery:

(a) If to any Grantor, to it at the address of the Company at: Spectrum Brands, Inc., 601 Rayovac Drive, Madison, Wisconsin 53711-2497, Attention: David Lumley (facsimile: 608-288-4485), or at such other address as shall be designated by it in a written notice to the Collateral Trustee (with a copy to Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10018, Attention: Eric Goodison, facsimile: 212 757-3990);

(b) If to the Collateral Trustee, to it at its address at: Wells Fargo Bank, National Association, 7000 Central Parkway, Suite 550, Atlanta, Georgia 30328, Attention: Stefan Victory (facsimile: 770-551-5118), or at such other address as shall be designated by it in a written notice to the Company and each Authorized Representative;

(c) If to the Term Loan Agent, to it at its address at: Credit Suisse AG, One Madison Avenue, New York, New York 10010, Attention: Agency Manager (facsimile: 212-322-2291), or at such other address as shall be designated by it in writing to the Collateral Trustee.

(d) If to the Senior Indenture Trustee, to it at its address at: US Bank – Corporate Trust Services, 150 Fourth Avenue North, 2nd Floor, Nashville, Tennessee 37219, Attention: Wally Jones (facsimile: 615-251-0737), or at such other address as shall be designated by it in writing to the Collateral Trustee.

(e) If to any Additional Authorized Representative, to it at its address as designated in the Collateral Trust Joinder to which it is a party, or at such other address as shall be designated by it in writing to the Collateral Trustee.

All such notices, requests, demands and communications shall be deemed to have been duly given or made, when delivered by hand or five Business Days after being deposited in the mail, postage prepaid, or when telecopied or electronically transmitted, receipt acknowledged; provided, however, that any notice, request, demand or other communication to the Collateral Trustee shall not be effective until received.

SECTION 10. Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

SECTION 11. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 12. Treatment of Payee or Indorsee by Trustee. (a) The Collateral Trustee may treat the registered holder of any registered note, and the payee or indorsee of any note or debenture that is not registered, as the absolute owner thereof for all purposes hereunder and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

(b) Any person, firm, corporation or other entity that shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Agreement, the ABL Intercreditor Agreement or any Security Document or the Collateral shall present to the Collateral Trustee such documents, including, without limitation, opinions of counsel, as the Collateral Trustee may reasonably require, in order to demonstrate to the Collateral Trustee the authority of such person, firm, corporation or other entity to act as the representative of such Secured Parties.

SECTION 13. Dealings with the Grantors. (a) Upon any application or demand by any Grantor to the Collateral Trustee to take or permit any action under any of the provisions of this Agreement, such Grantor shall furnish to the Collateral Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or demand, no additional certificate or opinion need be furnished.

(b) Any opinion of counsel may be based, insofar as it relates to factual matters, upon an Officer’s Certificate filed with the Collateral Trustee.

SECTION 14. Claims Against the Collateral Trustee. Any claims or causes of action that the holders of any Secured Obligations, the Term Loan Agent, the Senior Indenture Trustee, any Additional Authorized Representative or any Grantor shall have against the Collateral Trustee shall survive the termination of this Agreement and the release of the Collateral hereunder.

SECTION 15. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Secured Parties, and their respective successors and assigns, and nothing herein or in any Security Document is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Agreement, any Security Document, the Collateral or the Trust Estate. All obligations of the Grantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Trustee, the Term Loan Agent, the Senior Indenture Trustee, each Additional Authorized Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

SECTION 16. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

SECTION 17. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Secured Debt Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Trustee or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Secured Debt Documents against any Grantor or its properties in the courts of any jurisdiction.

(b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Secured Debt Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER SECURED DEBT DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SECURED DEBT DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

SECTION 19. Force Majeure. In no event shall the Collateral Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

SECTION 20. Consequential Damages. In no event shall the Collateral Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 21. Termination. This Agreement shall terminate on the date upon which the Collateral Trustee shall have released the Transaction Liens on the Collateral pursuant to Section 7(a)(ii); provided, however, that (x) this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of any Secured Obligation, or any part thereof, is rescinded or must otherwise be restored by the Collateral Trustee, any Secured Party, the Company or any other Grantor in any Bankruptcy Proceeding of the Company, any other Grantor or otherwise, and (y) the provisions of clauses (c) through (f) of Section 5 and Section 6 shall survive termination of this Agreement.

SECTION 22. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or PDF transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

SECTION 23. Incorporation by Reference. In connection with its execution and acting as agent or trustee (as applicable) hereunder, each of the Collateral Trustee, the Term Loan Agent and the Senior Indenture Trustee are entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to them under the Security Documents and any other applicable Secured Debt Documents.

SECTION 24. ABL Intercreditor Agreement. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Trustee pursuant to any Security Document and (ii) the exercise of any right or remedy by the Collateral Trustee hereunder or thereunder or the application of proceeds (including insurance proceeds and condemnation proceeds) of any Collateral, are subject to the provisions of the ABL Intercreditor Agreement. In the event of any conflict between the terms of the ABL Intercreditor Agreement and the terms of this Agreement, the terms of the ABL Intercreditor Agreement shall govern.

SECTION 25. USA PATRIOT Act. The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act, the Collateral Trustee is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Collateral Trustee. The parties to this Indenture agree that they will provide the Collateral Trustee with such information as it may request in order for the Collateral Trustee to satisfy the requirements of the USA PATRIOT Act.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Trustee

By:	/s/ Elizabeth T. Wagner
	Name:	Elizabeth T. Wagner
	Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Term Loan Agent

By:	/s/ John D. Toronto
	Name:	John D. Toronto
	Title:	Director

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

US BANK, NATIONAL ASSOCIATION,
as Senior Indenture Trustee

By:	/s/ Wally Jones
	Name:	Wally Jones
	Title:	Vice President

SPECTRUM BRANDS, INC.

By:	/s/ John T. Wilson
	Name:	John T. Wilson
	Title:	Vice President, Secretary & General Counsel

DB ONLINE, LLC, ROVCAL, INC., SPECTRUM JUNGLE LABS CORPORATION, SPECTRUM NEPTUNE US HOLDCO CORPORATION, TETRA HOLDINGS (US), INC., UNITED PET GROUP, INC.

By:	/s/ John T. Wilson
	Name:	John T. Wilson
	Title:	Vice President and Secretary

SCHULTZ COMPANY, UNITED INDUSTRIES CORPORATION

By:	/s/ John T. Wilson
	Name:	John T. Wilson
	Title:	Vice President and Assistant Secretary

SB/RH HOLDINGS, LLC,

RUSSELL HOBBS, INC.,

APN HOLDING COMPANY, INC.,

APPLICA AMERICAS, INC.,

APPLICA CONSUMER PRODUCTS, INC.,

HOME CREATIONS DIRECT, LTD.,

HP DELAWARE, INC.,

HPG LLC,

SALTON HOLDINGS, INC.,

TOASTMASTER INC.

By:	/s/ Lisa Carstarphen
	Name:	Lisa Carstarphen
	Title:	Vice President and Secretary

Exhibit A to

Collateral Trust Agreement

[FORM OF] SUPPLEMENT TO COLLATERAL TRUST AGREEMENT

Reference is made to the Collateral Trust Agreement, dated as of June 16, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among Spectrum Brands, Inc., a Delaware corporation, (the “Company”), SB/RH Holdings, LLC, a Delaware limited liability company (“Holdings”), the subsidiaries of the Company listed on the signature pages thereto (the “Subsidiary Grantors” and, together with the Company and Holdings, the “Grantors”), Credit Suisse AG, Cayman Islands Branch, as Term Loan Agent, Wells Fargo Bank, National Association, as Senior Indenture Trustee, US Bank, National Association, as Collateral Trustee, and each other Person party thereto from time to time. Terms defined in the Collateral Trust Agreement and not otherwise defined herein are as defined in the Collateral Trust Agreement.

This Supplement to Collateral Trust Agreement, dated as of                     , 20     (this “Supplement to Collateral Trust Agreement”), is being delivered pursuant to Section 5(g) of the Collateral Trust Agreement.

The undersigned,                     , a                      (the “Additional Grantor”) hereby agrees to become a party to the Collateral Trust Agreement as a Grantor thereunder, for all purposes thereof on the terms set forth therein, and to be bound by all of the terms and provisions of the Collateral Trust Agreement as fully as if the Additional Grantor had executed and delivered the Collateral Trust Agreement as of the date thereof.

This Supplement to Collateral Trust Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement to Collateral Trust Agreement by facsimile or PDF transmission shall be as effective as delivery of a manually signed counterpart of this Supplement to Collateral Trust Agreement. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

This Supplement to Collateral Trust Agreement shall be construed in accordance with and governed by the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Additional Grantor has caused this Supplement to Collateral Trust Agreement to be duly executed by its authorized representative as of the day and year first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

The Collateral Trustee acknowledges receipt of this Supplement to Collateral Trust Agreement and agrees to act as Collateral Trustee with respect to the Collateral pledged by the Additional Grantor, as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Trustee

By:
Name:
Title:

Exhibit B to

Collateral Trust Agreement

[FORM OF] COLLATERAL TRUST JOINDER

Reference is made to the Collateral Trust Agreement, dated as of June 16, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), among Spectrum Brands, Inc., a Delaware corporation, (the “Company”), SB/RH Holdings, LLC, a Delaware limited liability company (“Holdings”), the subsidiaries of the Company listed on the signature pages thereto (the “Subsidiary Grantors” and, together with the Company and Holdings, the “Grantors”), Credit Suisse AG, Cayman Islands Branch, as Term Loan Agent, Wells Fargo Bank, National Association, as Senior Indenture Trustee, US Bank, National Association, as Collateral Trustee, and each other Person party thereto from time to time. Terms defined in the Collateral Trust Agreement and not otherwise defined herein are as defined in the Collateral Trust Agreement.

This Collateral Trust Joinder, dated as of ________, 20__ (this “Collateral Trust Joinder”), is being delivered pursuant to Section 2(b) of the Collateral Trust Agreement as a condition precedent to the incurrence of the indebtedness for which the undersigned is acting as agent being entitled to the benefits of being Secured Obligations under the Collateral Trust Agreement.

1. Joinder. The undersigned, _________________, a ___________, (the “New Representative”) as [trustee, administrative agent] under that certain [describe Additional Secured Debt Facility] (the “Additional Secured Debt Facility”) hereby agrees to become party as an Additional Authorized Representative and a Secured Party under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms, conditions and provisions of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Lien Sharing and Priority Confirmation. The undersigned New Representative, on behalf of itself and each holder of obligations in respect of the Additional Secured Debt Facility (together with the Additional Authorized Representative, the “New Secured Parties”), hereby agrees, for the enforceable benefit of all existing and future Additional Authorized Representative, each existing and future Trustee and each existing and future Secured Party, and as a condition to being treated as Secured Obligations under the Collateral Trust Agreement that:

(a) all Secured Obligations will be and are secured equally and ratably by all Transaction Liens granted to the Collateral Trustee, for the benefit of the Secured Parties, which are at any time granted by any Grantor to secure any Secured Obligations whether or not upon property otherwise constituting collateral for such Additional Secured Debt Facility, and that all Transaction Liens granted pursuant to the Security Documents will be enforceable by the Collateral Trustee for the benefit of all holders of Secured Obligations equally and ratably as contemplated by the Collateral Trust Agreement;

(b) the New Representative and each other New Secured Party is bound by the terms, conditions and provisions of the Collateral Trust Agreement, the ABL Intercreditor Agreement and the Security Documents, including, without limitation, the provisions relating to the ranking of Transaction Liens and the order of application of proceeds from the enforcement of Transaction Liens; and

(c) the New Representative shall perform its obligations under the Collateral Trust Agreement, the ABL Intercreditor Agreement and the Security Documents.

3. Appointment of Collateral Trustee. The New Representative, on behalf of itself and the New Secured Parties, hereby (a) irrevocably appoints Wells Fargo Bank, National Association as Collateral Trustee for purposes of the Collateral Trust Agreement, the ABL Intercreditor Agreement and the Security Documents, (b) irrevocably authorizes the Collateral Trustee to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Trustee in the Collateral Trust Agreement, the ABL Intercreditor Agreement and the Security Documents, together with such actions and powers as are reasonably incidental thereto, and authorizes the Collateral Trustee to execute any Security Documents on behalf of all Secured Parties and to take such other actions to maintain and preserve the security interests granted pursuant to any Security Documents, and (c) acknowledges that it has received and reviewed the Collateral Trust Agreement, the ABL Intercreditor Agreement and the Security Documents and agrees to be bound by the terms thereof. The New Representative, on behalf of the New Secured Parties, and the Collateral Trustee, on behalf of the existing Secured Parties, each hereby acknowledges and agrees that the Collateral Trustee in its capacity as such shall be agent on behalf of the New Representative and on behalf of all other Secured Parties.

4. Consent. The New Representative, on behalf of itself and the New Secured Parties, consents to and directs the Collateral Trustee to perform its obligations under the Collateral Trust Agreement, the ABL Intercreditor Agreement and the Security Documents.

5. Authority as Agent. The New Representative represents, warrants and acknowledges that it has the authority to bind each of the New Secured Parties to the Collateral Trust Agreement and the ABL Intercreditor Agreement and such New Secured Parties are hereby bound by the terms, conditions and provisions of the Collateral Trust Agreement and the ABL Intercreditor Agreement, including, without limitation, the provisions relating to the ranking of Transaction Liens and the order of application of proceeds from the enforcement of Transaction Liens.

6. Additional Authorized Representative. The Additional Authorized Representative in respect of the Additional Secured Debt Facility is [insert name of New Representative]. The address of the Additional Authorized Representative in respect of the Additional Secured Debt Facility for purposes of all notices and other communications hereunder and under the Collateral Trust Agreement and the ABL Intercreditor Agreement is __________, __________, Attention of __________ (Facsimile No. __________, electronic mail address: ____________).

7. Officer’s Certificate. Each of the Grantors hereby certifies that the Grantors have previously delivered the Officer’s Certificate contemplated by Section 2(b)(ii) of the Collateral Trust Agreement and all other information, evidence and documentation required by Section 2(b) of the Collateral Trust Agreement, in each case in accordance with the terms of the Collateral Trust Agreement.

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8. Reaffirmation of Security Interest. By acknowledging and agreeing to this Collateral Trust Joinder, each of the Grantors hereby (a) confirms and reaffirms the security interests pledged and granted pursuant to the Security Documents and grants a security interest in all of its right, title and interest in the Collateral (as defined in the applicable Security Documents), whether now owned or hereafter acquired to secure the Secured Obligations, and agrees that such pledges and grants of security interests shall continue to be in full force and effect, (b) confirms and reaffirms all of its obligations under its guarantees pursuant to the applicable Term Loan Documents, Senior Secured Note Documents and the Additional Secured Debt Documents and agrees that such guarantees shall continue to be in full force and effect, and (c) authorizes the filing of any financing statements describing the Collateral (as defined in the applicable Security Documents) in the same manner as described in the applicable Security Documents or in any other manner as the Collateral Trustee may determine is necessary or advisable to ensure the perfection of the security interests in the Collateral (as defined in the applicable Security Documents) granted to the Collateral Trustee hereunder or under the applicable Security Documents.

9. Counterparts. This Collateral Trust Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. This Collateral Trust Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Collateral Trust Joinder by facsimile or PDF transmission shall be as effective as delivery of a manually signed counterpart of this Collateral Trust Joinder. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

10. Governing Law. THIS COLLATERAL TRUST JOINDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

11. Miscellaneous. The provisions of Sections 8 through 25 of the Collateral Trust Agreement shall apply with like effect to this Collateral Trust Joinder.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the New Representative has caused this Collateral Trust Joinder to be duly executed by its authorized representative, and each Grantor party hereto have caused the same to be accepted by their respective authorized representatives, as of the day and year first above written.

[NEW REPRESENTATIVE]

By:
Name:
Title:

Acknowledged and agreed:

SPECTRUM BRANDS, INC.

By:
Name:
Title:

SB/RH HOLDINGS, LLC

By:
Name:
Title:

[SUBSIDIARY GRANTORS]

By:
Name:
Title:

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The Collateral Trustee acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Additional Secured Debt Facility in accordance with the terms of the Collateral Trust Agreement and the Security Documents.

Dated: ___________, 20__

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

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